Exhibit 10.8

Credit Agreement

The person signing the agreement (hereinafter referred to as the contracting party) with Taiwan Cooperative Bank Co., Ltd. (including the head office and its branches, hereinafter referred to as your bank) agree to abide by the following terms in all business transactions with the bank.

Article 1 All debts referred to in this agreement refer to the designated person's debts against your bank, such as bills, loans, advances, credit cards, revolving credit guarantees, accounts receivable, acquisitions, and other debts, including their interest, delayed interest, liquidated damage payment, and other related expenses

Article 2 When the name, the organization, the content of the articles, the seal, and the scope of authority of the representative or other circumstances that are changed which may affect the rights and interests of your bank, you shall immediately notify your bank of the changes in writing and complete the procedures for changing or canceling the retained seal. The seal retained by the contracting party with your bank before agreeing and completing the changes or cancellation procedures will continue to be valid. All transactions that occur with your bank due to the use of the retained seal will be the responsibility of the contracting party. If this causes damage to your bank, and the contractor is to bear liability for compensation.

Article 3 If the domicile of the contracting party changes, the bank shall be notified in writing immediately. If no notification is given, the relevant documents shall be deemed to have arrived within the usual postal period after the relevant documents are sent to the domicile of the contracting party as last notified to the bank by the contracting party.

Article 4 All debts owed by the contracting party to your bank shall be paid with interest based on the interest rate stated in each investment credit deed. Unless otherwise agreed, payment shall be made on a monthly basis.

Article 5 All debts owed by the contracting party to your bank are not required to be notified in advance or urged by your bank in the event of any of the following circumstances. Your bank may reduce the trustworthiness of the opponent or shorten the loan period at any time, or treat it as all due.

(1)	When any debt is not paid off as agreed or when the principal is to be paid

(2)	When filing for settlement in accordance with the Bankruptcy Law, filing for declaration of bankruptcy, filing for company reorganization, being notified by the clearing house to refuse transactions, cessation of business, liquidation of debts

(3)	When the original obligation to provide guarantee is not provided according to the agreement

(4)	When an heir is declared to have abandoned the inheritance after the person’s death

(5)	When the main property is confiscated due to criminal offenses

(6)	In addition to the above items, it is necessary for your bank to preserve its creditor's rights and the matters specifically stipulated in the contract.

All debts owed by the contracting party to your bank may be reduced at any time, or the loan period may be shortened, or be deemed to be fully due, upon prior notice or reminder from your bank in any of the following circumstances.

(1)	When any debt fails to pay interest as agreed

(2)	When the collateral is seized or lost, its value is reduced or it is insufficient to secure the creditor's rights

(3)	When the actual use of the debt owed by the contracting party to your bank does not match the purpose selected by your bank

(4)	Subject to compulsory execution or false seizure, sanctions or other bail deposits, until your bank cannot be reimbursed.

Article 6 The contracting party agrees to deposit various deposits of your bank and all claims against each bank. Except for one of the following circumstances, your bank may exercise the right of set-off even if the repayment period has not yet expired.

(1)	Where the law prohibits offset

(2)	The parties have agreed not to offset

(3)	The bank is appointed to make payments to the borrower based on no-cause management or third-party transactions.

Article 7 The contracting party is willing to accept your bank's supervision and audit of the investment purposes at any time. Inspection of collateral, supervision and related books and reports (including consolidated financial statements of related companies), documentation, review of documents.

When your bank deems it necessary, it may also require the contractor to fill in the credit information on a regular basis or provide accounting and financial statements certified by an accountant certified by your bank. The certified accountant is to provide working papers.

If your bank believes that the financial statements and other documents submitted by the contractor to your bank are false, your bank will notify you. It is deemed as a breach of contract, but the bank has no obligation to supervise, audit, supervise and review. If the bank believes that the financial structure of the contracting party should be improved, it may restrict the contracting party from distributing surplus in cash and require the contracting party to increase loans or make other improvements. The person who made the covenant is to immediately comply with it.

The contracting party is also willing to request the entrusted party to audit the authorized accountant to deliver financial statements and a copy of the audit report to the Joint Credit Information Center (JCIC).

Article 8 The contractor agrees to the following matters regarding the collection, computer processing, international transmission, utilization (hereinafter referred to as collection and utilization) and provision of information by your bank and other relevant institutions.

(1)	Contractor information may be collected for specific purposes such as business registration items or business needs stipulated in the articles of association of your bank.

(2)	Your bank may provide the information in the preceding paragraph to the Joint Credit Information Center, the Small and Medium Enterprise Credit Guarantee Fund, the Agricultural Credit Guarantee Fund, the National Credit Card Center of ROC, Financial Information Co., Ltd., and institutions designated by the central authority, and it will be collected by and used by the previously listed institutions. You are to agree to your bank’s inquiry to the Joint Credit Information Center regarding 1) manufacturers’ import and export information (P02) and 2) accounting tariff guarantor information (Y05).

(3)	Each institution listed in the preceding paragraph may collect and use the information in paragraph (1) for specific purposes such as its business registration items or business needs stipulated in its articles of association, and may provide the information to your bank for collection and use.

(4)	The Joint Credit Information Center may provide the information in paragraph (1) to its member financial institutions for collection and use

When the contractor and your bank discover any errors or disputes in the aforementioned information, they must immediately attach relevant supporting documents and send them to the Joint Credit Information Center for verification or correction.

Article 9 If the contracting party has any loss, reduction, or damages to the various debts owed by the contracting party to your bank, the contracting party is willing to issue another voucher for creditor's rights according to your bank's notice and provide your bank with payment. Or the contracting party is to fulfill the debts in the amount as stated in the account books, computerized invoice, credit certificates, photocopied microcosm of the transaction documents etc.

Article 10 Anyone who holds the receipt or custody certificate issued to the contracting party for the collateral or the seal of the contracting party and goes to your bank to request the return or replacement of the collateral and its related documents will be deemed to be the agent of the contract. Your bank may allow the agent to return or replace the collateral.

Article 11 For debts guaranteed by the contracting party, if the principal debtor fails to comply with the contract, the contracting party shall be immediately becoming responsible for paying off the debt immediately and agreeing to the following matters.

1.	Your bank does not need to be reimbursed for the collateral first and can quickly seek reimbursement from the contracting party.

2.	After the contracting party has paid off all debts on behalf of the principal debtor and requests your bank to transfer the security rights in accordance with the law, he will never object due to defects in the collateral.

Article 12 The contractor agrees that your bank will handle the following outsourcing operations due to business needs. If there is any information involving the contractor, the operator does not need to notify the contractor.

1.	Appoint a lawyer to handle legal matters

2.	Entrust other institutions or cooperate with them to handle the collateral received for debts and other tasks.

3.	Real estate appraisal

4.	Debt collection

5.	Evaluation, Classification, Portfolio and Sales of Claims

6.	Other tasks approved by the Ministry of Finance or other authorities that can be outsourced.

Article 13 The contracting party has various debt relationships with your bank. The establishment of a legal act, method, financial resources, etc. shall be governed by the laws of the Republic of China.

Article 14 The Contractor agrees that Taiwan Yilan District Court or Taiwan Taipei District Court shall be the court of first instance for all debts owed to the Bank.

Article 15 This agreement is a general agreement that supplements each credit deed and will take effect after the contracting party signs and seals it and delivers it to your bank.

Special Negotiation Terms

Article 1 If all the debts owed by the contracting party to your bank fall under any of the following circumstances, your bank does not need to notify or remind you in advance. Your bank may reduce the credit limit or shorten the credit period of the opponent at any time, or treat it as all due.

1.	The contracting party provides false financial reports or information before your bank grants credit, causing you to make a wrong assessment of your behavior.

2.	The contracting party or its person in charge uses the bill and the bill is returned without repayment or fails to be cashed when due.

3.	The certificates required for credit-related plans have been suspended, revoked or revoked for any reason

4.	The contracting party has overdue and unpaid amounts in credit cases with other financial institutions.

5.	Those who promised to build a factory according to a specific schedule when granting credit but failed to fulfill it

6.	Those who are unable to maintain a certain business level as agreed or do not have certain orders during the credit period

7.	The bill provided by the contracting party for compensation has returned unpaid or failed to be cashed when due.

8.	If the various deposits or property deposited by the contracting party in your bank are seized by a third party in accordance with the law or requested to be frozen

9.	Violation of the credit agreement signed with your bank or the statement, affidavit and commitments made by your bank.

10.	Those who apply for rehabilitation and liquidation in accordance with the Consumer Debt Clearance Act

11.	When the person making the covenant dies

If the amount of the loan that the contracting party applies to your bank has reached the credit limit stipulated in the Banking Law for the same person (referring to the same natural person or the same legal person), the same related person or the same related enterprise, the contracting party shall stop using it and make the contracting party report to you. After the loan amount of the bank reaches the credit limit stipulated in the Banking Law to the same person, the same related party or the same related enterprise, the amount of loan can be resumed only within the limit mentioned above and the borrowing limit agreed by your bank.

If the contracting party applies to use the loan amount from your bank and has reached the credit limit stipulated in the Banking Law for the same enterprise or the same group of enterprises, the contracting party shall stop using it or the contracting party shall contact other enterprises in the same group or related enterprises to repay the amount. The amount borrowed from your bank shall be lower than the credit limit set by your bank for the same enterprise or the same group of enterprises before it can be used within the borrowing limit agreed by your bank.

Article 2 In order to facilitate all subsequent correspondence between the contracting party and your bank (including the contracting party's guarantee behavior), the contracting party hereby agrees to affix (sign) the credit deed with the preserved seal format listed below, and it will take effect.

Article 3 The contracting party shall provide the creditor’s assignee, the creditor’s appraisal and verification personnel and relevant announcements and other agreed matters.

1.	The Contractor agrees that your bank may provide information related to the contractor's debt to the creditor and it is the creditor's rights to assign appraisal and verification personnel when necessary. However, the Bank shall urge the user of the data to comply with the confidentiality provisions of the Banking Law, Computer Processed Data Protection Act and other relevant laws. Such information shall not be disclosed to third parties

2.	When the contracting party agrees that your bank transfers bonds for the purpose of financial asset securitization, the bank may replace the notice with an announcement.

Article 4 The Contractor agrees that when cooperating with other organizations to promote business to conduct the transactions in compliance with legal regulations. The contractor may provide the contractor's basic information (including name, date of birth, identity card number, telephone number, address, etc.) to the other organizations for collection and use.

Sincerely

Taiwan Cooperative Bank

(The person signing the agreement has reviewed all the terms (including the special negotiation terms) of the previous agreement within a reasonable period and has been explained in detail by your bank’s personnel. He has fully understood and committed to execute this agreement and signed the following)

The person who signed the agreement Name and Seal	Health Ever Bio-Tech Co., Ltd CEO: Fu-Feng Kuo		Retain Seal
Business ID Number	Date of birth or Date of establishment	August 2002
Address

Guarantee Date	Feb 24, 2013 14:25		Guarantee Personnel Seal
Guarantee Location			Verification
Personnel Seal

Feb 25, 2013

IOU

I.	Loan amount: NT$73,200,000

II.	Loan period: 18 years. From June 5, 2014 to June 5, 2032

III.	The principal and interest amortization method of the loan is as follows:

1.	Starting from________, the interest will be paid monthly.

2.	Starting from _____, the payment is calculated according to the annuity method, the principal and interest are evenly amortized on a monthly basis (that is, the principal and interest amortization method).

3.	Starting from ______, the payment is calculated according to the annuity method, the principal and interest are evenly amortized on a monthly basis (that is, the principal and interest amortization method).

4.	Starting from June 5, 2014 to June 5, 2015, interest is paid monthly; and then from June 5, 2015 to June 5, 2032, the principal and interest are amortized evenly according to the annuity method (that is, the first period of interest is paid monthly, and the second period of principal and interest is amortized in fixed amounts).

5.	Other ways of agreement

If the agreement is not made in accordance with the methods listed above, the principal and interest will be repaid evenly on a monthly basis in accordance with the annuity method from the date of actual appropriation. However, the borrower may request at any time to change the principal and interest to one of the methods listed above.

IV.	The index interest rate is

☐	Your bank’s base interest rate

☐	Your bank’s fixed deposit index interest rate

☐	Your bank’s monthly base interest rate

☒	The monthly index interest rate of your bank’s fixed deposit index

☐	The rediscount rate from The Central Bank of the Republic of China (Taiwan)

☐	Chunghwa Post Co., Ltd.: Annual fixed savings fund interest rate

☐	Others

Details of your bank’s base interest rate, fixed deposit index interest rate, monthly base interest rate, adjustment and announcement method, and New Taiwan dollar loan interest calculation method are explained elsewhere.

V	Borrowing interest calculation method: The interest payment method for this loan is as follows:

1.	Calculated based on the aforementioned index interest rate _____% plus annual interest rate _______% (i.e., the current annual interest rate is %) and will be adjusted later as the aforementioned index interest rate changes.

2.	Starting from _______ to__________, the interest is calculated based on a fixed annual interest rate of %. From _____ to _________, the annual interest rate will be calculated based on the aforementioned index rate plus an annual interest rate of _____% announced at that time. The floating interest rate will be adjusted subsequently according to changes in the aforementioned index interest rate.

3.	From June 5, 2014 to June 5, 2016, the interest is calculated based on the aforementioned index interest rate of 1.37% plus an annual interest rate of 0.48% (that is, the current annual interest rate is 1.85%). In addition, from June 5, 2016 to June 5, 2032, the borrowing interest rate was changed to be based on the aforementioned index rate announced at that time plus an annual interest rate of 1.0% to calculate floating interest. Subsequently, it will be adjusted according to changes in the aforementioned index interest rate.

4.	Fixed interest rate calculated as _____ % per annum

5.	The percentage of the loan amount is calculated based on the aforementioned index interest rate % plus the annual interest % (currently the annual interest is %). The floating interest rate is calculated based on the percentage of the loan amount calculated based on the aforementioned index interest rate % plus the annual interest % (currently the annual interest %). The floating interest rate is calculated based on the aforementioned index interest rate % plus the annual interest %. The interest rate will be adjusted subsequently according to changes in the aforementioned index interest rates.

6.	Before the loan is fully paid off during the term of this loan or after the expiration of the term, the applicable interest rate shall not be less than the annual interest rate ______%

7.	Other ways of agreement

If the agreement is not made in accordance with the method listed above, the annual interest rate will be 5%.

V.	Delay interest and liquidated damages:

If the borrower fails to repay the principal and interest on time, he shall pay the loan interest rate plus late interest from the date of overdue. In addition, he shall pay a loan interest rate of 10% within six months from the date of overdue. Liquidated damages shall be paid for the monthly portion based on 20% of the loan interest rate.

VI.	Other conditions

1.	The borrower agrees to allocate the loan amount in one of the following ways:

(1)	The borrower transfers the principal and interest amount payable in each installment to the _________ account of your bank's ______ branch. (depositor’s name)

(2)	Other ways of agreement

2.	I, the borrower agrees to transfer the principal and interest amount payable in each installment to my deposit account of your bank's ______ branch under my name in accordance with the amount of principal and interest payable in each installment. The borrower’s payment voucher such as bankbook, withdrawal slip, or cashier’s check is not required. If a dispute arises with a third party insufficient to pay the installment amount, I promise to pay and bear the overdue penalty and delay interest as agreed.

3.	As part of the IOU, the borrowers are willing to earnestly abide by the terms and conditions set out in the agreement signed by your bank and submit the agreement.

4.	Other

VII.	This IOU has been explained in detail by your bank's personnel on the important contents such as those in bold. The contracting party has fully understood.

Sincerely,

Taiwan Cooperative Bank

Borrower: Health Ever Bio-Tech Co., Ltd                                                         (signature or seal)

CEO: Fu-Feng Kuo

Business ID number:

Joint guarantor: Fu-Feng Kuo                                                                           (signature or seal)

Business ID number:

Joint guarantor: Ju-Ting Chen                                                                           (signature or seal)

Business ID number:

June 5, 2014

Other instructions:

I.	The definition of fixed deposit index interest rate and the announcement method of adjustment are as follows:

1.	The base interest rate is set based on the average interest rate of one-year term savings deposits of six banks including the Bank of Taiwan, the Land Bank of Taiwan, the Hua Nan Commercial Bank, the Chang Hwa Commercial Bank, the First Commercial Bank and your bank plus an annual interest rate of 1.5%.

2.	The benchmark interest rate is adjusted every two months. The effective date of the announcement is February 15, April 15, June 15, August 15, October 15, and December 15, and on the fifth day of the month of the effective date, the one-year fixed deposit flexible interest rate of six banks will be determined according to the announcement of the Central Bank. (Round to three decimal places or less). For holidays and weekends, the next business day will be the effective date and if force majeure occurs (such as the previously mentioned bank being merged and eliminated, etc.), your bank reserves the right to change the benchmark profit target and adjust the frequency.

3.	Method of announcing the benchmark interest rate: Your bank may make announcement on the website of each business location or in newspapers and magazines

II.	The definition of fixed deposit index interest rate and the announcement method of adjustment are as follows:

1.	The fixed deposit index interest rate is set based on the average interest rate of the one-year fixed savings deposit flexible interest rate of six banks including the Bank of Taiwan, the Land Bank of Taiwan, the Hua Nan Commercial Bank, the Chang Hwa Commercial Bank, the First Commercial Bank and your bank

2.	The fixed deposit index interest rate is adjusted every three months. The effective date of the announcement is March 15, June 15, September 15, and December 15, and on the fifth day of the effective month. The one-year fixed deposit flexible interest rate of six banks will be announced according to the announcement of the Central Bank, and the average interest rate will be calculated using the arithmetic mean method and the annual interest rate will be 1.5%. (Round to three decimal places or less). When the effective date falls on a holiday, the next business day will be the effective date. If there are force majeure factors (such as one of the previously mentioned banks being merged or eliminated, etc.). The bank reserves the right to change the benchmark profit target and adjust the frequency.

3.	Method of announcing the fixed deposit index interest rate: Your bank may make announcement on the website of each business location or in newspapers and magazines.

III.	The definition of monthly base interest rate and the announcement method of adjustment are as follows:

1.	Adjustment method: Adjustment is made once a month. The effective date of the announcement is the 15th of each month. When the effective date falls on a holiday, the next business day will be the effective date.

2.	The definition, calculation and announcement methods are the same as the previous monthly base interest rate.

IV.	The definition adjustment of fixed reserve index monthly index interest rate will be announced as follows:

1.	Adjustment method: Adjustment is made once a month. The effective date of the announcement is the 15th of each month. When the effective date falls on a holiday, the next business day will be the effective date.

2.	The definition, calculation and announcement method are the same as the fixed reserve index interest rate mentioned previously.

V.	New Taiwan dollar loan interest calculation method

1.	Short-term loans adopt a daily interest calculation method and use the day as the basis for calculating interest.

2.	Medium and long-term loans, the interest calculation method applies to the full-month part whereas interest is calculated on the daily basis for the part that sis less than one month. If the interest payment period spans the old and new interest rates, the interest amount is calculated based on the ratio of the old and new rate days to the total number of days in the period.

3.	If there is any other agreement between you and us, the agreement shall prevail

Loan type	Approval number	subject	account number	operator	seal
Long term loan Small and Medium Enterprise

Taiwan Cooperative Bank
General loans do not include other agreed matters

The bank approved the loan to your company on 102.07.17 and the conditions for using the loan are as follows:

1.	Loans for building factories in industrial zones

Quota: NT$ 45,500,000

Method of use: Before use, the self-raised funds (NT$13,090,000) after deducting the advance payment should be deposited into the bank’s special account for control. Loans should be allocated in batches according to the progress of the project, and the self-raised funds should be returned at a proportional rate.

Period: 1 year with monthly interest payment. Principal repayment is due at maturity

Interest rate: The interest is calculated based on the Bank’s fixed deposit index monthly index interest rate plus an annual interest rate of 0.73% (currently 2.10%).

Guarantee: Acquire the purchased site at No. 11-33 and 11-34 Sec. 1, Ligong Rd., Wujie Township, Yilan County (located in Lize Industry Area) and create a second-rank mortgage of NT$54,600,000 to the Bank as a guarantee.

Guarantors: Fu-Feng Kuo and Ju-Ting Chen

2.	Loans for enterprises to purchase and construct industrial zone buildings

Quota: NT$ 73,200,000

Usage method: one-time use, loan for land purchase and factory construction loan are simultaneously recovered

Period: 18 years. Interest is paid monthly in the 1st year. Principal and interest are repaid equally every month starting from the second year.

Interest rate: In the first two years, the annual interest rate will be increased by 0.48% (currently 1.85%) based on the monthly benchmark interest rate of the bank’s fixed deposit index. From the third year onwards, the annual interest rate will be increased by 1.00% (currently 2.37%) based on the monthly benchmark interest rate of the bank’s fixed deposit index.

Guarantee: As the construction of the building is completed and the mortgage of the building is additionally granted to the Bank.

Guarantor: Fu-Feng Kuo and Ju-Ting Chen

IOU

IV.	Loan amount: NT$15,000,000

V.	Loan period: 5 years. From August 20, 2019 to August 20, 2024

VI.	The principal and interest amortization method of the loan is as follows:

1.	Starting from________, the interest will be paid monthly.

2.	Starting from August 20, 2019, the payment is calculated according to the annuity method, the principal and interest are evenly amortized on a monthly basis (that is, the principal and interest amortization method).

3.	Starting from ______, the payment is calculated according to the annuity method, the principal and interest are evenly amortized on a monthly basis (that is, the principal and interest amortization method).

4.	Starting from ________to ________, interest is paid monthly; and then from ________ to ________, the principal and interest are amortized evenly according to the annuity method (that is, the first period of interest is paid monthly, and the second period of principal and interest is amortized in fixed amounts).

5.	Other ways of agreement

If the agreement is not made in accordance with the methods listed above, the principal and interest will be repaid evenly on a monthly basis in accordance with the annuity method from the date of actual appropriation. However, the borrower may request at any time to change the principal and interest to one of the methods listed above.

IV.	The index interest rate is

☐	Your bank’s base interest rate

☐	Your bank’s fixed deposit index interest rate

☐	Your bank’s monthly base interest rate

☒	The monthly index interest rate of your bank’s fixed deposit index

☐	The rediscount rate from The Central Bank of the Republic of China (Taiwan)

☐	Chunghwa Post Co., Ltd.: Annual fixed savings fund interest rate

☐	Others

Details of your bank’s base interest rate, fixed deposit index interest rate, monthly base interest rate, adjustment and announcement method, and New Taiwan dollar loan interest calculation method are explained elsewhere.

V	Borrowing interest calculation method: The interest payment method for this loan is as follows:

1.	Calculated based on the aforementioned index interest rate 1,09 % plus annual interest rate 1.16% (i.e., the current annual interest rate is 2.25%) and will be adjusted later as the aforementioned index interest rate changes.

2.	Starting from _______ to__________, the interest is calculated based on a fixed annual interest rate of %. From _____ to _________, the annual interest rate will be calculated based on the aforementioned index rate plus an annual interest rate of _____% announced at that time. The floating interest rate will be adjusted subsequently according to changes in the aforementioned index interest rate.

3.	From _______to _______, the interest is calculated based on the aforementioned index interest rate of _______plus an annual interest rate of _______ (that is, the current annual interest rate is _______). In addition, from _______to _______, the borrowing interest rate was changed to be based on the aforementioned index rate announced at that time plus an annual interest rate of _______to calculate floating interest. Subsequently, it will be adjusted according to changes in the aforementioned index interest rate.

4.	Fixed interest rate calculated as _____ % per annum

5.	The percentage of the loan amount is calculated based on the aforementioned index interest rate % plus the annual interest % (currently the annual interest is %). The floating interest rate is calculated based on the percentage of the loan amount calculated based on the aforementioned index interest rate % plus the annual interest % (currently the annual interest %). The floating interest rate is calculated based on the aforementioned index interest rate % plus the annual interest %. The interest rate will be adjusted subsequently according to changes in the aforementioned index interest rates.

6.	Before the loan is fully paid off during the term of this loan or after the expiration of the term, the applicable interest rate shall not be less than the annual interest rate 2.25%

7.	Other ways of agreement

If the agreement is not made in accordance with the method listed above, the annual interest rate will be 5%.

VI.	Delay interest and liquidated damages:

If the borrower fails to repay the principal and interest on time, he shall pay the loan interest rate plus late interest from the date of overdue. In addition, he shall pay a loan interest rate of 10% within six months from the date of overdue. Liquidated damages shall be paid for the monthly portion based on 20% of the loan interest rate.

VII.	Other conditions

1.	The borrower agrees to allocate the loan amount in one of the following ways:

(1)	The borrower transfers the principal and interest amount payable in each installment to the account of your bank’s Suao branch. (depositor’s name: Health Ever Bio-Tech Co., Ltd)

(2)	Other ways of agreement

2.	I, the borrower agrees to transfer the principal and interest amount payable in each installment to my deposit account of your bank’s Suao branch under my name in accordance with the amount of principal and interest payable in each installment. The borrower’s payment voucher such as bankbook, withdrawal slip, or cashier’s check is not required. If a dispute arises with a third party insufficient to pay the installment amount, I promise to pay and bear the overdue penalty and delay interest as agreed.

3.	As part of the IOU, the borrowers are willing to earnestly abide by the terms and conditions set out in the agreement signed by your bank and submit the agreement.

4.	Other

VIII.	This IOU has been explained in detail by your bank’s personnel on the important contents such as those in bold. The contracting party has fully understood.

Sincerely,

Taiwan Cooperative Bank

Borrower: Health Ever Bio-Tech Co., Ltd                                                         (signature or seal)

CEO: Fu-Feng Kuo

Business ID number:

Joint guarantor: Fu-Feng Kuo                                                                           (signature or seal)

Business ID number:

Joint guarantor: Ju-Ting Chen                                                                           (signature or seal)

Business ID number:

May 20, 2019

Other instructions:

VI.	The definition of fixed deposit index interest rate and the announcement method of adjustment are as follows:

4.	The base interest rate is set based on the average interest rate of one-year term savings deposits of six banks including the Bank of Taiwan, the Land Bank of Taiwan, the Hua Nan Commercial Bank, the Chang Hwa Commercial Bank, the First Commercial Bank and your bank plus an annual interest rate of 1.5%.

5.	The benchmark interest rate is adjusted every two months. The effective date of the announcement is February 15, April 15, June 15, August 15, October 15, and December 15, and on the fifth day of the month of the effective date, the one-year fixed deposit flexible interest rate of six banks will be determined according to the announcement of the Central Bank. (Round to three decimal places or less). For holidays and weekends, the next business day will be the effective date and if force majeure occurs (such as the previously mentioned bank being merged and eliminated, etc.), your bank reserves the right to change the benchmark profit target and adjust the frequency.

6.	Method of announcing the benchmark interest rate: Your bank may make announcement on the website of each business location or in newspapers and magazines

VII.	The definition of fixed deposit index interest rate and the announcement method of adjustment are as follows:

4.	The fixed deposit index interest rate is set based on the average interest rate of the one-year fixed savings deposit flexible interest rate of six banks including the Bank of Taiwan, the Land Bank of Taiwan, the Hua Nan Commercial Bank, the Chang Hwa Commercial Bank, the First Commercial Bank and your bank

5.	The fixed deposit index interest rate is adjusted every three months. The effective date of the announcement is March 15, June 15, September 15, and December 15, and on the fifth day of the effective month. The one-year fixed deposit flexible interest rate of six banks will be announced according to the announcement of the Central Bank, and the average interest rate will be calculated using the arithmetic mean method and the annual interest rate will be 1.5%. (Round to three decimal places or less). When the effective date falls on a holiday, the next business day will be the effective date. If there are force majeure factors (such as one of the previously mentioned banks being merged or eliminated, etc.). The bank reserves the right to change the benchmark profit target and adjust the frequency.

6.	Method of announcing the fixed deposit index interest rate: Your bank may make announcement on the website of each business location or in newspapers and magazines.

VIII.	The definition of monthly base interest rate and the announcement method of adjustment are as follows:

3.	Adjustment method: Adjustment is made once a month. The effective date of the announcement is the 15th of each month. When the effective date falls on a holiday, the next business day will be the effective date.

4.	The definition, calculation and announcement methods are the same as the previous monthly base interest rate.

IX.	The definition adjustment of fixed reserve index monthly index interest rate will be announced as follows:

3.	Adjustment method: Adjustment is made once a month. The effective date of the announcement is the 15th of each month. When the effective date falls on a holiday, the next business day will be the effective date.

4.	The definition, calculation and announcement method are the same as the fixed reserve index interest rate mentioned previously.

X.	New Taiwan dollar loan interest calculation method

4.	Short-term loans adopt a daily interest calculation method and use the day as the basis for calculating interest.

5.	Medium and long-term loans, the interest calculation method applies to the full-month part whereas interest is calculated on the daily basis for the part that sis less than one month. If the interest payment period spans the old and new interest rates, the interest amount is calculated based on the ratio of the old and new rate days to the total number of days in the period.

6.	If there is any other agreement between you and us, the agreement shall prevail

Loan type	Approval number	subject	account number	operator	seal
Medium term loan Small and Medium Enterprise

Taiwan Cooperative Bank
General loans do not include other agreed matters

Land Registration Category 2 Transcript (Part)

Ligong Section, Wujie Township Area

Printing time: Feb 25, 2015 09:34                                                                         Page 1

This copy is an electronic copy applied for online and printed by Taiwan Cooperative Bank.

Type code of this transcript:                                                                          You can check the accuracy of this transcript at

Director of Luodong Land Office:

Luodong electronic transcript code

Data jurisdiction: Yilan County Luodong Land Office

Transcript issuance authority: Yilan County Luodong Land Office

Land Designation Department

Registration date May 21, 2014                           Reason for registration: Note

Land Category: Miscellaneous            Land Grades ____         Surface area ****2,000.08 square meters

Zone: Industrial zone                                Land use classification: Type D building lands

January, 2015                 Announced current land value NT **** 7,100 yuan/square meter

Location: Ligong Section:

Other registered matters:

Other items noted on ownership certificate:

Construction site number: Ligong Section

Department of Land Ownership

(0001)Registration order:

Registration date: April 15, 2013                    Reason for registration: buying and selling

Occurrence Date: April 1, 2013

Address:

Scope of rights: All ********** 1/1************

Certificate number:

Current declared land price: January 2013 ******670.0 yuan per square meter)

The present value of the previous transfer or the original land price:

April 2013 ****7,719.0 yuan/square meter

Range of rights obtained in previous times: All ********** 1/1************

Registration order of other related rights:

Other registration matters: (blank)

Department of Land and Other Rights

(0001)Registration order:                                       Type of rights: Maximum mortgage rights

Year of receipt:                                      Luodong registration

Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID

Address: No.

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$33,240,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: April 7, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

(continue to the next page)

Land Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Area No. 0011-0033

Printing time: Feb 25, 2015 09:34                                                                         Page 2

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

(0002)Registration order:                                      Type of rights: Maximum mortgage rights

Year of receipt: 2013 Luoden registration code

Date of registration: September 14, 2013 Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$54,600,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: September 12, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

〈The print out of this transcript is complete 〉

1. This electronic transcript is produced in accordance with the provisions of the Electronic Signature Law, and its production format is an encrypted text and has the same effect as the paper transcript issued by the Land Affairs Office.

2. If printed on paper, the decrypted plain text information is for reading only. In order for this electronic transcript to be valid as a document, you should go online to the http://ep.land.nat.gov.tw website to check, upload the electronic transcript encrypted file, or enter the transcript type code on the first page of the decrypted electronic transcript of land administration. Check the completeness of the transcript to avoid tampering; note that the transcript inspection period is three months.

3. Applicants should pay attention to the processing and use of this transcript in accordance with Articles 5, 19, 20 and 29 of the Personal Data Protection Act.

4. The present value data of the previous transfer shall still be based on the calculation of the tax collection authority when collecting land value-added tax.

Land Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Area No.

Printing time: Feb 25, 2015 09:34                                                                        Page 1

This copy is an electronic copy applied for online and printed by Taiwan Cooperative Bank.

Type code of this transcript:

You can check the accuracy of this transcript at

Director of Luodong Land Office: Fu-Yang Yang

Luodong electronic transcript code No.

Data jurisdiction: Yilan County Luodong Land Office

Transcript issuance authority: Yilan County Luodong Land Office

Land Designation Department

Registration date May 21, 2014                      Reason for registration: Note

Land Category: Miscellaneous             Land Grades ____ Surface area ****2,000.08 square meters

Zone: Industrial zone                           Land use classification: Type D building lands

January, 2015                                     Announced current land value NT **** 7,100 yuan/square meter

Location: Ligong Section:

Other registered matters:

Other items noted on ownership certificate:

Construction site number:

Department of Land Ownership

(0001)Registration order: 0002

Registration date: April 15, 2013                     Reason for registration: buying and selling

Occurrence Date: April 1, 2013

Owner: Health Ever Bio-Tech Co., Ltd.

Business ID No.:

Address:

Scope of rights: All ********** 1/1************

Certificate number:

Current declared land price: January 2013 ******670.0 yuan per square meter)

The present value of the previous transfer or the original land price:

April 2013 ****7,718.9 yuan/square meter

Range of rights obtained in previous times: All ********** 1/1************

Registration order of other related rights:

Other registration matters: (blank)

Department of Land and Other Rights

(0001)Registration order:                                     Type of rights: Maximum mortgage rights

Year of receipt: 2013                    Luodong registration code

Registration date: April 15, 2013                        Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$33,240,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: April 7, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee Advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

(continue to the next page)

Land Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Area No.

Printing time: Feb 25, 2015 09:34                                                                        Page 2

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number: 103 Luodong Land Code

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

(0002)Registration order:                                          Type of rights: Maximum mortgage rights

Year of receipt: 2013                         Luoden registration code

Date of registration: September 14, 2013                Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$54,600,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: September 12, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee Advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

〈The print out of this transcript is complete 〉

1. This electronic transcript is produced in accordance with the provisions of the Electronic Signature Law, and its production format is an encrypted text and has the same effect as the paper transcript issued by the Land Affairs Office.

2. If printed on paper, the decrypted plain text information is for reading only. In order for this electronic transcript to be valid as a document, you should go online to the http://ep.land.nat.gov.tw website to check, upload the electronic transcript encrypted file, or enter the transcript type code on the first page of the decrypted electronic transcript of land administration. Check the completeness of the transcript to avoid tampering; note that the transcript inspection period is three months.

3. Applicants should pay attention to the processing and use of this transcript in accordance with Articles 5, 19, 20 and 29 of the Personal Data Protection Act.

4. The present value data of the previous transfer shall still be based on the calculation of the tax collection authority when collecting land value-added tax

Land Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Area No.

Printing time: Feb 25, 2015 09:34                                                    Page 1

This copy is an electronic copy applied for online and printed by Taiwan Cooperative Bank.

Type code of this transcript:

You can check the accuracy of this transcript at

Director of Luodong Land Office: Fu-Yang Yang

Luodong electronic transcript code

Data jurisdiction: Yilan County Luodong Land Office

Transcript issuance authority: Yilan County Luodong Land Office

Land Designation Department

Registration date May 21, 2014                                       Reason for registration: 1st time registration

Building number:

Building location number: Ligong Section

Main uses: workshop, office, staff restaurant, stairwell

Main construction material: reinforced concrete

Floor number 002                 Total area:**1,886.24 square meters

Level: 1st                         Floor area:**1,270.84 square meters

2nd                                   ****557.84 square meters

roof protrusion                                *****57.56 square meters

Construction completion date: February 20, 2114

Purpose of ancillary buildings: rain shelter *****42.42 square meters

Other registration matters:

Usage license code: February 20, 2014 construction management code

Items noted on the ownership certificate: Building base location number:

Department of Building Ownership

(0001)Registration order:

Registration date: May 21, 2014                    Reason for registration: 1st registration

Occurrence Date: February 20, 2014

Owner: Health Ever Bio-Tech Co., Ltd.

Business ID No.:

Address:

Scope of rights: All ********** 1/1************

Certificate number: 103 Luodong Land code

Registration order of other related rights:

Other registration matters: (blank)

Department of Building and Other Rights

(0001)Registration order:                                 Type of rights: Maximum mortgage rights

Year of receipt: 2014                             Luodong registration code

Registration date: June 3, 2014                Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1***

Total amount of secured claims: NT**********$33,240,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: April 7, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee Advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment.

Land Registration Category 2 transcript (Part)

Ligong Section., Wujie Township Area No.

Printing time: Feb 25, 2015 09:34                                                                              Page 2

Indication of rights: ownership

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

(0002)Registration order:                               Type of rights: Maximum mortgage rights

Year of receipt: 2014                            Luodong registration code

Date of registration: June 3, 2014                Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$54,600,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: September 12, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

〈The print out of this transcript is complete〉

1. This electronic transcript is produced in accordance with the provisions of the Electronic Signature Law, and its production format is an encrypted text and has the same effect as the paper transcript issued by the Land Affairs Office.

2. If printed on paper, the decrypted plain text information is for reading only. In order for this electronic transcript to be valid as a document, you should go online to the http://ep.land.nat.gov.tw website to check, upload the electronic transcript encrypted file, or enter the transcript type code on the first page of the decrypted electronic transcript of land administration. Check the completeness of the transcript to avoid tampering; note that the transcript inspection period is three months.

3. Applicants should pay attention to the processing and use of this transcript in accordance with Articles 5, 19, 20 and 29 of the Personal Data Protection Act.

Building Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Building No.

Printing time: Feb 25, 2015 09:34                                                                                  Page 1

This copy is an electronic copy applied for online and printed by Taiwan Cooperative Bank.

Type code of this transcript:

You can check the accuracy of this transcript at

Director of Luodong Land Office: Fu-Yang Yang

Luodong electronic transcript code No.

Data jurisdiction: Yilan County Luodong Land Office

Transcript issuance authority: Yilan County Luodong Land Office

Building Designation Department

Registration date May 21, 2014                                               Reason for registration: 1st time registration

Building number:

Building location number:

Main uses: security office/station

Main construction material: reinforced concrete

Floor number 001         Total area:*****16.22 square meters

Level: 1st                  Floor area:***** 16.22 square meters

Construction completion date: February 20, 2014

Other registration matters:

Usage license code: February 20, 2014 construction management code

Items noted on the ownership certificate: Building base location number:

Department of Building Ownership

(0001)Registration order:

Registration date: May 21, 2014                           Reason for registration: 1st registration

Occurrence Date: February 20, 2014

Owner: Health Ever Bio-Tech Co., Ltd.

Business ID No.:

Address:

Scope of rights: All ********** 1/1************

Certificate number: 103 Luodong Land code 002838

Registration order of other related rights:

Other registration matters: (blank)

Department of Building and Other Rights

(0001)Registration order:                                  Type of rights: Maximum mortgage rights

Year of receipt: 2014                                   Luodong registration code

Registration date: June 3, 2014                         Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$33,240,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: April 7, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee Advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment.

(continue to the next page)

Building Registration Category 2 Transcript (Part)

Ligong Section., Wujie Township Area No.

Printing time: Feb 25, 2015 09:34                                                                                 Page 2

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

(0002)Registration order:                                   Type of rights: Maximum mortgage rights

Year of receipt: 2014                               Luodong registration code

Date of registration: June 3, 2014                   Registration reason: establishment

Rights owner: Taiwan Cooperative Bank Co., Ltd.

Business ID number:

Address:

Ratio to the debt amount: All ********** 1/1************

Total amount of secured claims: NT**********$54,600,000

Types and scope of secured claims: The debts owed by the secured debtor to the mortgagee currently (including past responsibilities and current unpaid debts) and current debts within the maximum limit specified in this mortgage agreement, including loans, overdrafts, discounts, actual purchase, advance, acceptance, appointed guarantee, Documentary Credit, import and export bill, guarantee, credit card contract, counter receivable purchase contract, derivative financial product transaction contract and designated store contract.

The expiration date of the guaranteed creditor's rights: September 12, 2043

Repayment date: based on the repayment date stipulated in each debt contract

Interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Delay interest (rate) is calculated based on the interest rate stipulated in each debt contract.

Liquidated damages are calculated in accordance with the liquidated damages calculation standards stipulated in each debt contract.

Agreements on other guarantee scope: 1 Cost of obtaining the execution name, 2 Cost of preserving the mortgaged property, 3 Compensation for damages due to non-performance of the debt, 4 Handling fees arising from the type and scope of the secured creditor's rights agreed between the contractor and the mortgagee, 5 Mortgagee advance the insurance premium of the mortgaged property and the interest deferred in accordance with the civil law from the date of payment

Indication of rights: ownership

Target Registration order:

Scope of rights: All ********** 1/1************

Certificate number:

Joint guarantee location number:

Joint guarantee building number:

Other registration items: (blank)

〈The print out of this transcript is complete〉

1. This electronic transcript is produced in accordance with the provisions of the Electronic Signature Law, and its production format is an encrypted text and has the same effect as the paper transcript issued by the Land Affairs Office.

2. If printed on paper, the decrypted plain text information is for reading only. In order for this electronic transcript to be valid as a document, you should go online to the http://ep.land.nat.gov.tw website to check, upload the electronic transcript encrypted file, or enter the transcript type code on the first page of the decrypted electronic transcript of land administration. Check the completeness of the transcript to avoid tampering; note that the transcript inspection period is three months.

3. Applicants should pay attention to the processing and use of this transcript in accordance with Articles 5, 19, 20 and 29 of the Personal Data Protection Act.